BLACKROCK SERIES FUND, INC.

BlackRock Capital Appreciation Portfolio

(the “Fund”)

Supplement dated October 18, 2022 to the Statement of Additional Information (“SAI”) of the Fund,

dated April 8, 2022, as supplemented to date

The following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Portfolio Manager Information” is revised as follows:

The sub-section entitled “Other Portfolios and Accounts Managed — Capital Appreciation Portfolio” is deleted in its entirety and replaced with the following:

Capital Appreciation Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp*	12 $41.06 Billion	3 $3.18 Billion	0 $0	0 $0	0 $0	0 $0
Phil Ruvinsky	14 $45.08 Billion	3 $4.12 Billion	0 $0	0 $0	0 $0	0 $0
Caroline Bottinelli**	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

*	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of Capital Appreciation Portfolio.

**	Information provided is as of April 30, 2022.

The sub-section entitled “Discretionary Incentive Compensation” with respect to Messrs. Cooke, Kemp, Ruvinsky, Mathieson and Savi and Ms. Bottinelli is deleted in its entirety and replaced with the following:

Messrs. Cooke, Kemp, Ruvinsky, Mathieson, Savi and Ms. Bottinelli

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Portfolios Managed	Applicable Benchmarks
Lawrence Kemp* Phil Ruvinsky Caroline Bottinelli	Capital Appreciation Portfolio	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell 2500 Growth Index; Russell MidCap Growth Index
Raffaele Savi Travis Cooke, CFA Richard Mathieson	Advantage Large Cap Core Portfolio	No benchmarks

*	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of Capital Appreciation Portfolio.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Portfolio Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Portfolios beneficially owned by each portfolio manager as of the fiscal year ended December 31, 2021.

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned
Caroline Bottinelli*	Capital Appreciation Portfolio	None
David Clayton, CFA, JD	Global Allocation Portfolio	None
Travis Cooke, CFA	Advantage Large Cap Core Portfolio	None
Daniel Felder, CFA	Sustainable Balanced Portfolio	None
Philip Green	Sustainable Balanced Portfolio	None
Lawrence Kemp**	Capital Appreciation Portfolio	None
Russ Koesterich, CFA, JD	Global Allocation Portfolio	None
Richard Mathieson	Advantage Large Cap Core Portfolio	None
Michael Pensky, CFA	Sustainable Balanced Portfolio	None
Rick Rieder	Global Allocation Portfolio	None
Phil Ruvinsky	Capital Appreciation Portfolio	None
Raffaele Savi	Advantage Large Cap Core Portfolio	None

*	Information provided for Ms. Bottinelli for Capital Appreciation Portfolio is as of April 30, 2022.

**	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of Capital Appreciation Portfolio.

Shareholders should retain this Supplement for future reference.

SAI-SER-CAP-1022SUP